UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 25, 2006

Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 N. Field Drive

Lake Forest, Illinois 60045

(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (224) 212-2000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Appointment of Principal Officer

(c)  On April 25, 2006, Terrence C. Kearney was appointed as Hospira’s Chief Operating Officer. Mr. Kearney is currently Hospira’s Senior Vice President, Finance, and Chief Financial Officer, and has served in such position since April 30, 2004. Mr. Kearney will continue to serve in such position until his successor is appointed. Mr. Kearney’s base salary will be increased to $485,000 effective as of April 24, 2006. The press release announcing such appointment is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(d)                                 Exhibits.

Exhibit No.	Exhibit

10.1

Material terms of employment of Terrence C. Kearney (incorporated by reference to Exhibit 10.15 to Hospira’s Annual Report on Form 10-K for the year ended December 31, 2005, as modified by Item 5.02 hereof).

99.1	Press Release, dated April 25, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPIRA, INC.

Dated: April 25, 2006		/s/ Brian J. Smith
	By:	Brian J. Smith
	Its:	Senior Vice President, General Counsel and Secretary